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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-90854, 333-36597, 333-63706 and 333-90480 of ARIAD Pharmaceuticals, Inc. on
Form S-8 and Registration Statement Nos. 333-51687 and 333-111401 of ARIAD Pharmaceuticals, Inc. on Form S-3 of our report dated January 23, 2004, appearing in this Annual Report on Form 10-K of ARIAD Pharmaceuticals, Inc. for the year ended December 31, 2003.



/s/DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 1, 2004